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                                 FORM 8-K

                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549


                              CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of
                    The Securities Exchange Act of 1934


                     Date of Report:  June 3, 1996
                                      ------------

                 HOUSEHOLD INTERNATIONAL, INC.
                 -----------------------------
     (Exact name of registrant as specified in its charter)



Delaware               1-8198                  36-3121988
- --------------------------------------------------------------
(State or other        (Commission File        (IRS Employer
 jurisdiction of        Number)                 Identification
 incorporation                                  Number)



2700 Sanders Road, Prospect Heights, Illinois             60070
- ---------------------------------------------------------------
(Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code 847/564-5000
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Item 5.    Other Events

           Press release announcing the full settlement of litigation and various contractual disputes between Household International, Inc. ("Household") and Eljer Industries, Inc., a former subsidiary of Household.


Item 7.    Financial Statements and Exhibits

           (a)   Financial statements of businesses acquired.

                 Not applicable.

           (b)   Pro forma financial information.

                 Not applicable.

           (c)   Exhibits.

                 No.   Exhibit
                 ---   -------
                 99    Press release regarding the full settlement
                       of litigation and various contractual
                       disputes between Household International,
                       Inc. ("Household") and Eljer Industries,
                       Inc., a former subsidiary of Household.
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                                 SIGNATURE

   Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 HOUSEHOLD INTERNATIONAL, INC.
                                 ----------------------------
                                        (Registrant)


                                 By:  /s/ Susan E. Casey
                                      -------------------
                                      Susan E. Casey
                                      Assistant Secretary

Dated:  June 3, 1996
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